EXHIBIT 10.13

     ADDENDUM (this “Addendum”) dated June 13, 2005 to the Stockholders Agreement (the “Agreement”) dated as of April 18, 2002 among Pike Holdings, Inc., a North Carolina corporation (the “Company”), the Rollover Holders (as defined therein), the Management Stockholders (as defined therein) and LGB Pike LLC, a Delaware limited liability company (“LGB LLC”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

     1. This Addendum shall become effective concurrently with the distribution (the “Distribution”) by LGB LLC of the 855,306 shares of Common Stock of the Company held by LGB LLC to its members. Upon such effectiveness:

(a)	all references in any document to the Agreement shall be deemed to be references to the Agreement as modified by this Addendum; and

(b)	except as specifically modified hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

     2. The parties agree that, upon effectiveness of this Addendum, the individuals listed on Annex A hereto, each of whom is receiving shares of Common Stock of the Company in the Distribution, shall become a party to the Agreement and be bound by its terms and be able to enforce its rights as a Management Stockholder thereunder.

     3. The parties agree that, upon effectiveness of this Addendum, LGB Pike II LLC, a Delaware limited liability company, shall succeed to the rights, powers and duties of LGB LLC under the Agreement, and LGB LLC’s rights, powers and duties under the Agreement shall be terminated, in each case without any other or further act or deed on the part of LGB LLC or any other party to the Agreement.

     4. Except as otherwise provided for herein, this Addendum shall be governed in accordance with Article VII of the Agreement.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Addendum as of the date first written above.

PIKE HOLDINGS, INC.,

by	/s/ J. Eric Pike

Name: J. Eric Pike
Title: President and Chief Executive Officer

LGB PIKE LLC,

by	LINDSAY GOLDBERG & BESSEMER L.P.,
its manager,

by	LINDSAY GOLDBERG & BESSEMER GP L.P.,
its general partner,

by	LINDSAY GOLDBERG & BESSEMER GP LLC,
its general partner,

by	/s/ Alan E. Goldberg

Name: Alan E. Goldberg
Title: Authorized Signatory

by	/s/ Robert D. Lindsay

Name: Robert D. Lindsay
Title: Authorized Signatory

ANNEX A

Management Stockholders

1.	Reginald L. Banner

2.	Jeffery L. Collins

3.	Audie G. Simmons